Davis Series, Inc.
File Number 811-02679
For the period ending 06/30/2016

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		9221

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		95
		Class C		4142
		Class Y		4960


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	28.57

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	22.02
		Class C	$	23.93
		Class Y	$	29.82


Series 2

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	116

	2.	Dividends for a second class of open-end company shares
		(000's omitted)

		Class Y	$	59


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0211

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class Y	$	0.0312


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		5292

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		191
		Class C		1980
		Class Y		768


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	5.43

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	5.39
		Class C	$	5.43
		Class Y	$	5.47


Series 3

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	112

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	3
		Class C	$	5
		Class Y	$	2


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0006

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0006
		Class C	$	0.0006
		Class Y	$	0.0006


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		198234

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		5239
		Class C		5965
		Class Y		4678


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	1.00

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	1.00
		Class C	$	1.00
		Class Y	$	1.00


Series 4

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		11351

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		66
		Class C		3382
		Class Y		5353


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	38.39

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	30.79
		Class C	$	32.23
		Class Y	$	39.52


Series 5

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	414

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class C	$	29
		Class Y	$	175


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0800

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class C	$	0.0170
		Class Y	$	0.0945


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		5017

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		51
		Class C		1572
		Class Y		1855


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	32.61

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	32.11
		Class C	$	32.66
		Class Y	$	32.76


Series 6

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	527

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	1
		Class C	$	22
		Class Y	$	137


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.1100

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0130
		Class C	$	0.0340
		Class Y	$	0.1275


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		4640

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		48
		Class C		617
		Class Y		1087


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	40.79

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	40.15
		Class C	$	40.70
		Class Y	$	41.36